TEMPLETON GLOBAL INVESTMENT TRUST

500 East Broward Blvd., Suite 2100

Fort Lauderdale, FL 33394-3091

Tel (954) 527-7500

August 1, 2008

(CIK #0000916488)

Filing Desk

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE: Templeton Global Investment Trust ("Registrant")
File Nos. 33-73244 and 811-08226

Dear Sir or Madam:

On behalf of the above-referenced Registrant, submitted herewith under the EDGAR system, please find Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (the "Amendment"), which is being filed under the Securities Act of 1933 (the “1933 Act”), as amended, and the Investment Company Act of 1940, as amended.

The Amendment is being filed in order to register shares of a new series of the Registrant for public sale under the 1933 Act. The new series will be called Templeton Frontier Markets Fund (the "Fund"). The Fund will offer four share classes.

The Fund will have an investment goal of long-term capital appreciation. The Fund will invest primarily in equity securities located in frontier market countries. The Fund may also invest a portion of its assets in developed market countries. This filing includes a Class A, C, R and Advisor Class prospectus and a Class A, C, R and Advisor Class Statement of Additional Information for the Fund. We believe that the Fund's operations do not raise novel or complex issues of law or policy.

Pursuant to Rule 485(a) (2) under the 1933 Act, the Amendment will become effective on October 14, 2008, which is at least seventy-five days after the filing. Please direct any questions or comments relating to this filing to me at (650) 312-2350.

Very truly yours,

/s/DAVID P. GOSS

David P. Goss

Vice President